UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2023
Date of Report: (Date of earliest event reported)
Cyanotech Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740
(Address of principal executive offices)

(808) 326-1353
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	CYAN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 24, 2023, the Company held its 2023 Annual Meeting of the Stockholders (the “Annual Meeting”). The Stockholders elected the five nominees to the Board of Directors (the “Board”) named in the proxy statement, approved the compensation of the Company’s Named Executive Officers and ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. The final results for the votes regarding each item or proposal are set forth below. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on July 14, 2023.

1.     To elect five directors among the nominees named in the proxy statement.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael A. Davis	3,123,875	429,764	1,148,794
Angela M. McElwee	3,124,761	428,878	1,148,794
David M. Mulder	3,141,474	412,165	1,148,794
David L. Vied	3,125,874	427,765	1,148,794
Matthew K. Custer	3,128,978	424,661	1,148,794

2.     To approve the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,075,695	439,663	38,281	1,148,794

3.     To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,385,284	176,329	140,820	-

Item 8.01 Other Events.

On August 24, 2023, the Company held the Annual Organization Meeting (the “Organizational Meeting”) of the Board. During the Organizational Meeting, it was resolved that Michael A. Davis, appointed Chairman of the Board, Angela M. McElwee, David M. Mulder and David L. Vied were all determined to be independent directors under NASDAQ Rule 5605. Also resolved was the appointment of committee members to the Board concurrent with their terms as directors, or until their earlier resignation or removal from such committee.

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
David M. Mulder (Chair)	Michael A. Davis (Chair)	Michael A. Davis
Angela M. McElwee	David L. Vied	David L. Vied (Chair)
David L. Vied

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: August 29, 2023	/s/ Felicia Ladin
By: Felicia Ladin
Chief Financial Officer, Vice President – Finance & Administration, and Treasurer (Principal Financial Officer)